INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
SCHEDULE OF INTANGIBLE ASSETS

The Company’s intangible assets, net of accumulated amortization, consists of the following at December 31,:

	Estimated life (years)	2023	2022
Website	3	$1,250	$8,750
MABT Covid-19 license	20	1,306,701	1,379,983
IMT504 Patent license	20	104,232	110,432
NIH Patent license #1	2	-	-
NIH Patent license #2	3	1,756	6,225
Other	20	8,434	-
Total		$1,422,373	$1,505,390